October 26, 2026 Third Quarter 2026 Supplemental Information Exhibit 99.2

Supplemental Information| 3Q 2026 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views  with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,”  “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as  of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes  in circumstances that are difficult to predict or quantify. Our expectations, beliefs and  projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from  what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include,  among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2026, as such risk factors may be updated from time to time in our  periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest;  ▪ fluctuations in interest rates and credit spreads have reduced and in the future could reduce our ability to generate income on our loans and other investments, which could lead to a significant decrease in our results of operations, cash flows and the  market value of our investments and could materially impair our ability to pay distributions to our stockholders; ▪ adverse changes in the real estate and real estate capital markets;  ▪ general volatility of the markets in which we participate;  ▪ changes in our business, investment strategies or target assets;  ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments;  ▪ increases in the cost of our financing;  ▪ events giving rise to increases in our current expected credit loss reserve; ▪ we have in the past and may in the future foreclose on certain of the loans we originate or acquire, which could result in losses that negatively impact our results of operations and financial condition; ▪ as an owner of real estate through foreclosure or otherwise, we are subject to risks inherent in the ownership, operation, and development of real estate; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions;  ▪ acts  of  God  such  as  hurricanes,  floods,  earthquakes,  droughts, wildfires, mudslides,  volcanic  eruptions,  and  other  natural  disasters,  acts  of war  and/or  terrorism  or  other  hostilities  and  other  events  that may  cause  unanticipated  and  uninsured  performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ adverse economic trends and changes in economic conditions, including as a result of slower growth or recession, changes to fiscal and monetary policy, inflation, changing interest rates, tariffs and international trade policies and disputes, geopolitical  conditions, structural shifts and regulatory changes to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, the ability of our borrowers to access deposits or obtain financing on favorable terms or at all; ▪ reduced demand for office space, including as a result of fully remote and/or hybrid work schedules which allow work from remote locations other than office premises; ▪ adverse developments in the availability of desirable loan and other investment opportunities, whether due to competition, regulation or otherwise; ▪ deterioration  in  the performance of properties  securing our  investments  that may cause deterioration  in  the performance of our  investments, adversely  impact certain of our  financing arrangements and our  liquidity, and potentially expose us  to  principal losses on our investments;  ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness;  ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments;  ▪ difficulties or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets, including as a result of changes in the financial regulatory regime that could decrease the restrictions on banks and other financial institutions and  allow them to compete with us for investment opportunities that were previously not available to, or otherwise pursued by, them; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems;  ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company;  ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds and other vehicles managed by TPG;  ▪ our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the  “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles  (or  “GAAP”) or policy changes  from standard-setting bodies  such as  the Financial Accounting Standards Board  (“FASB”),  the SEC,  the  Internal Revenue Service  (“IRS”),  the New York Stock  Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected  in the forward-looking statements are reasonable, we cannot guarantee future results,  levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors  referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially  realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements  included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Supplemental Information| 3Q 2026 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. Includes one fixed rate contiguous mezzanine loan 2. See Appendix for definitions, including LTV, Total Leverage ratio, and a description of the Company's Loan Risk Rating scale 3. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 4. See page 5 for additional detail 5. Calculated on Net Income  Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 7. Represents an annualized dividend yield based on the October 23, 2026 closing share price of $6.28 Note: Data as of September 30, 2026 unless otherwise noted. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined $0.24 3Q26 Common Stock Dividend Declared $0.08 3Q26 GAAP Income per Diluted Share5 $0.07 3Q26 Distributable Earnings per Diluted Share6 15.3% Annualized Dividend Yield7 8.8% Dividend Yield on Book Value per Share at September 30, 2026 $10.85 Book Value per Share at September 30, 2026 $5.2 billion Loan Investment Portfolio $87.6 million Average Loan Size 100% Performing Portfolio 3.0 Weighted Average Risk Rating2 3.08% Weighted Average Credit Spread 99.7% Floating Rate Portfolio 65.9% Weighted Average LTV2 $291.6 million of Liquidity4 78.8% Non-Mark-to-Market Financing 4.0x Total Leverage Ratio2 1.81% Weighted Average Cost of Funds3 82.5% Weighted Average Approved Advance Rate $1.2 billion Available Financing Capacity Loan Portfolio1 Liquidity & Capitalization Dividend & Earnings $0.72 Common  Dividends Declared QTD  2025

3Q26 Operating Results

($ in millions)	Net Income Attributable to Common Stockholders[1]	Adjustments	Distributable Earnings[2]	Distributable Earnings per Common Share, Diluted
Interest Income	$82.3	$—	$82.3	$1.08
Interest Expense	(55.7)	—	(55.7)	(0.73)
Net Interest Income	**$26.7**	**$—**	**$26.7**	**$0.35**
Management and Incentive Fees	(5.3)	—	(5.3)	(0.07)
Stock Compensation Expense	(1.3)	1.3	—	—
Revenue and Expense from REO operations, net	(0.4)	2.5	2.1	0.03
Other Income & Expenses[3]	(1.7)	—	(1.7)	(0.02)
Preferred Stock Dividends & Participating Securities' Share in Earnings	(3.5)	—	(3.5)	(0.05)
Net Income Before Credit Loss Expense	**$14.4**	**$3.7**	**$18.1**	**$0.24**
Credit Loss Expense	(8.6)	(4.4)	(13.0)	(0.17)
Total	**$5.8**	**($0.7)**	**$5.1**	**$0.07**
Per Common Share, Diluted	*$0.08*	*($0.01)*	*$0.07*	

$0.08
GAAP Income per Diluted Share[1]

$0.07
Distributable Earnings per Diluted Share[2]

QoQ Change in Book Value



CECL Reserve per Share $1.05
$10.95
$0.04
($0.01)
$0.24
($0.24)
($0.04)
$0.02
($0.11)
CECL Reserve per Share $1.00
$10.85
Book Value 6/30/26
Retired Common Stock 4
Issuance of Common Stock
Net Income, Excluding Credit Loss Expense
Dividends on Common Shares
Dividends on Preferred Shares
Equity Compensation
Credit Loss Expense
Book Value 9/30/26

1. Refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders
2. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings
3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense
4. Represents repurchases of the Company's common stock during the quarter

Note: Totals may not sum due to rounding

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 3Q 2026 4

Supplemental Information| 3Q 2026 5TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4 1. Includes cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. As of March 31, 2026, includes amounts held at the Company's servicer 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding $143.0 $172.8 $488.2 $291.6 $87.6 $92.0 $65.6 $70.8 $51.4 $39.7 $317.4 $109.3 $41.2 $5.2 $11.5 $100.0 $100.0 Cash Undrawn Capacity CLO Reinvestment Cash Undrawn Capacity on  Corporate Revolver 12/31/2025 3/31/2026 6/30/2026 9/30/2026 3.02x 3.10x 2.94x 3.64x 3.02x 3.10x 3.32x 4.03x Debt-to-Equity Ratio Total Leverage Ratio 12/31/2025 3/31/2026 6/30/2026 9/30/2026 1 2 21% $5.2 $4.0 3

Supplemental Information| 3Q 2026 6TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio 32% 13% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $5.2B Outstanding Principal Balance $4.9B MSA Concentrations (Top 25 / Top 10)1 57.6% / 34.1% Weighted Average All-in Yield2 7.27% Weighted Average Credit Spread 3.08% Weighted Average Interest Rate Floor 2.62% Weighted Average Borrower Interest Rate Cap3 4.99% % Floating Rate Loans4 99.7% Loan Category4,5 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes Term SOFR as of September 30, 2026 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of September 30, 2026, based on outstanding principal balances 4. By total loan commitment at September 30, 2026 5. See Appendix for definitions  Note: Data as of September 30, 2026. Totals may not sum due to rounding East 22.9% West 38.2% Southeast 14.0% Southwest 12.7% Midwest 12.2% Loan Exposure by State4 Loan Exposure by Region4,5 7.9% 52.6% 7.6% 6.5% 1.5% 22.6% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Sep 30, 2026 Bridge 64.0% Moderate Transitional 18.4% Light Transitional 17.6%

Supplemental Information| 3Q 2026 7TPG RE Finance Trust, Inc.| NYSE: TRTX 7.9% 52.6% 7.6% 6.5% 1.5% 22.6% 1.3% 65.9% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Sep 30, 2026 Loan Portfolio Composition Loan Portfolio by Property Type1 1. By total loan commitment Note: Data as of September 30, 2026 unless otherwise noted. Weighted Average As-is LTV Unfunded Commitments $21,987 $2 $20,952 $87,821 $105,791 Loan Commitments by Vintage1 76% of loan commitments are 2023 vintage or newer 2023-2026 75.7% 2022 & Prior 24.3% 24.3% 1.2% 10.9% 36.8% 26.8% 2022 & Prior 2023 2024 2025 2026 Office 7.9% Multifamily 52.6% Hotel 7.6% Life Science 6.5% Mixed-Use 1.5% Industrial 22.6% Self Storage 1.3% 75% Multifamily & Industrial Exposure

Supplemental Information| 3Q 2026 8TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio Originations & Repayments FY2026 Loan Full Repayments 1. By total loan commitment Note: Data as of September 30, 2026 unless otherwise noted. FY2026 Loan Originations & Acqusitions1 ▪ 3Q26 total loan originations and acquisitions of $772.7 million, with a weighted average interest rate of Term SOFR + 3.02% and as-is LTV of 70.2% ▪ 3Q26 total loan repayments of $119.6 million, including a full repayment of $106.0 million and partial repayments of $13.6 million Office $212.0 15.3% Multifamily $634.7 45.8% Hotel $175.4 12.6% Industrial $365.0 26.3% Office $227.1 53.3% Multifamily $155.5 36.5% Hotel $43.2 10.2% $ in millions $ in millions Total Loan Originations & Acquisitions of $1.4B Total Loan Full Repayments of $425.8M

Supplemental Information| 3Q 2026 9TPG RE Finance Trust, Inc.| NYSE: TRTX $3,641.4 $11.9 $843.0 ($378.3) $4,118.1 $14.6 $135.5 ($123.6) $4,144.6 $14.8 $450.0 ($274.4) $4,335.0 $71.8 $690.0 ($119.6) ($42.8) $4,934.5 9/30/2025 Deferred Fundings Originations Repayments 12/31/2025 Deferred Fundings Originations Repayments 3/31/2026 Deferred Fundings Originations Repayments 6/30/2026 Deferred Fundings Originations Repayments REO  Conversion 9/30/2026 $3,747.3 $4,290.6 $4,316.9 $4,508.4 $5,168.7 $106.8 $173.6 $173.5 $174.8 $236.6 Loan Portfolio Walk 1. Loan commitments exclude PIK interest of $2.3 million as of September 30, 2026, $1.4 million as of June 30, 2026, $1.2 million as of March 31, 2026, $1.0 million as of December 31, 2025, and $0.9 million as of September 30, 2025 2. New loan investments include initial funding amount funded on the closing  date; all subsequent loan fundings are included in deferred fundings TTM Loan Originations of $2.3 billion Drive Net Asset Growth of 36% Repayments/Sales/ REO Conversion Unfunded Loan CommitmentsDeferred Fundings and New Loan Originations2Unpaid Principal BalanceTotal Loan Commitments1 6 6 YoY loan portfolio decline primarily attributable  to loan resolutions of $0.9B4 consisting of:  Repayments ($666M), Loan Sales ($212M) and  REO Conversions ($254M) Sales:   $—  Repayments   896.0  REO    42.8  Total   $938.8  14%

Supplemental Information| 3Q 2026 10TPG RE Finance Trust, Inc.| NYSE: TRTX $— $173.4 $4,622.9 $120.1 $—$— $172.7 $3,986.6 $162.3 $— September 30, 2026 June 30, 2026 1 2 3 4 5 Loan Risk Ratings & CECL Reserve Dispersion of Risk Ratings1 by Amortized Cost ($ in millions) Weighted Average Risk Rating of 3.0 3Q 2026 Loan Count: 59 2Q 2026 Loan Count: 52 1. See Appendix for definitions, including Risk Ratings. 2. Represents the total CECL reserve expressed in basis points for the Company’s  loan portfolio measured by commitments.  The CECL reserve for non-specifically identified loans at September 30, 2026 is 147 bps, measured by the related CECL reserve (in dollars) divided by the  related commitment (in dollars) Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 44 54 2 0 46 3 0 3 3.1 3.2 3.0 3.0 2.8 2.8 3.0 3.0 4.0 4.0 3.0 3.0 3.0 3.0 1 2 3 4 5 3Q26 2Q26 3Q26 2Q26 3Q26 2Q26 3Q26 2Q26 3Q26 2Q26 3Q26 2Q26 3Q26 2Q26 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage 3 180 179 179 147 180 179 179 147 General Reserve Specifically Identified Loans 12/31/2025 3/31/2026 6/30/2026 9/30/2026 CECL Reserve as bps of Total Loan Commitments2

Financing

Financing Overview

Total Financing Capacity	$5.4B
Outstanding Principal Balance	$4.2B
Loan Portfolio Sources of Financing	9
Corporate Sources of Financing	2
Non-Mark-to-Market	78.8%
Loan Financing Weighted Average Credit Spread	1.71%
Loan Financing Weighted Average Approved Advance Rate	82.5%

Diverse Financing Sources[1]

✓78.8% Non-MTM debt with no capital markets MTM provisions

✓No corporate debt maturities until 2033



78.8% Non-MTM
0.8%
9.5%
44.0%
45.7%
Secured Debt Agreements
Securitized Debt
Corporate Debt
Asset-Specific Debt

Expected Debt Maturities[2,3]



MTM Financing (credit only)
Non-MTM Financing
$ in millions
$1,200
$1,000
$800
$600
$400
$200
$0
2026
2027
2028
2029
2030
Thereafter

1. Calculated on outstanding balance as of September 30, 2026. See Appendix for financing sources definitions
2. Based on extended maturity dates where ability to extend is at Company's option
3. Maturity of collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation

Note: Data as of September 30, 2026

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 3Q 2026 11

Supplemental Information| 3Q 2026 12TPG RE Finance Trust, Inc.| NYSE: TRTX Real Estate Owned 1. Carrying Value includes the impact of capital expenditures and depreciation and amortization recorded from acquisition to the reporting date Note: Carrying Value, Mortgage Debt Outstanding and Net Book Equity as of September 30, 2026 ($ in thousands) Total Office Total Multifamily Total Portfolio Year(s) Acquired 2023 2023 - 2026 2023-2026 Property Count 2 5 7 NRSF / Units 496,678 Sq. Ft 1,278 Units Carrying Value1 $79,959 $186,726 $266,685 Mortgage Debt Outstanding $31,200 $29,110 $60,310 Net Book Equity $48,759 $157,616 $206,375 Property Photos ▪ Real Estate Owned portfolio with a total acquisition date fair value of $278.1 million, current carrying value of $266.7 million, and net book  equity of $206.4 million as of September 30, 2026 1. Excludes assumed working capital of $2.6 million Total Assets $5.2B Total Assets Multifamily 70% Office 30% Loan  Investments  (Net) 92% Cash &  Other  Assets 3% REO 5%

Supplemental Information| 3Q 2026 13TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate ($0.02) ($0.02) $0.00 $0.02 $0.04 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% (0.03) (0.02) (0.01) 0.00 0.01 0.02 0.03 0.04 0.05 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of September 30, 2026 Index Rate at September 30, 2026 Term SOFR: 3.91%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]	Risk Rating[3]
Loan 1[4]	$285.0	$273.5	S + 2.6%	4.2 years	New York City, NY	Multifamily	$602,537 / Unit	69.5%	3
Loan 2[5]	$256.3	$254.3	S + 3.6%	0.9 years	San Jose, CA	Multifamily	$444,646 / Unit	75.9%	3
Loan 3	$222.6	$210.4	S + 2.6%	4.8 years	Various, Various	Industrial	$68 Sq. ft.	58.7%	3
Loan 4	$212.0	$154.4	S + 4.1%	5.0 years	San Francisco, CA	Office	$364 Sq. ft.	69.6%	3
Loan 5	$194.5	$194.5	S + 3.4%	1.6 years	Daly City, CA	Life Science	$492 Sq. ft.	63.1%	3
Loan 6	$175.4	$175.4	S + 3.0%	4.6 years	Boston, MA	Hotel	$613,287 / Unit	65.4%	3
Loan 7[6]	$173.0	$163.7	S + 2.7%	3.8 years	Los Angeles, CA	Multifamily	$364,211 / Unit	72.1%	3
Loan 8	$150.5	$137.3	S + 2.7%	5.0 years	McDonough, GA	Industrial	$65 Sq. ft.	62.8%	3
Loan 9[7]	$144.2	$138.7	S + 3.2%	3.8 years	Various, Various	Industrial	$80 Sq. ft.	62.8%	3
Loan 10	$129.0	$116.3	S + 3.4%	3.3 years	Various, Various	Industrial	$215 Sq. ft.	55.3%	3
Loans 11 - 59	**$3,226.2**	**$3,116.0**	**S + 3.1%**	**3.1 years**				**65.7%**	**3.0**
Total Loans	**$5,168.7**	**$4,934.5**	**S +3.1%**	**3.3 years**				**65.9%**	**3.0**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes third party *pari passu* and junior positions in the same capital structure, if any
3. See Appendix for a description of the Company's Loan Risk Rating scale and definitions, including definition of LTV
4. Comprised of a first mortgage loan of $180.0 million and a contiguous mezzanine loan of $105.0 million, both of which we own. Each loan carries the same interest rate
5. Comprised of a first mortgage loan of $245.0 million and a contiguous mezzanine loan of $11.3 million, of which we own both. The first mortgage loan has an interest rate of S+3.40% and the mezzanine loan has a fixed 8.0% PIK interest rate
6. Metrics exclude a 25% principal recourse guarantee
7. Represents a 56.7% *pari passu* participation interest in a first mortgage loan, that was co-originated by the Company and a third-party

Note: As of September 30, 2026; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform in accordance with historical levels of performance

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 3Q 2026 15

Supplemental Information| 3Q 2026 16TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations  Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable  Earnings (in thousands, except share and per share data): Book Value Per Common Share As of the Period Ended Sep 30, 2026 Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Total Stockholders' Equity   $1,024,126    $1,044,494    $1,062,134    $1,068,023  Series C Preferred Stock ($201,250 aggregate liquidation preference)   (201,250)    (201,250)    (201,250)    (201,250)  Series A Preferred Stock ($125 aggregate liquidation preference)   (125)    (125)    (125)    (125)  Stockholders' Equity, Net of Preferred Stock   $822,751    $843,119    $860,759    $866,648  Number of Common Shares Outstanding at Period End 75,826,954 76,985,190 77,801,209 78,318,722 Book Value per Common Share $10.85 $10.95 $11.06 $11.07 Three Months Ended (unaudited) Sep 30, 2026 Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Net Income $9,366 $13,132 $18,939 $3,976 Preferred Stock Dividends1   (3,148)    (3,148)    (3,148)    (3,148)  Participating Securities' Share in Earnings   (398)    (630)    (625)    (639)  Net Income Attributable to Common Stockholders $5,820 $9,354 $15,166 $189 Weighted-Average Common Shares Outstanding, Basic 76,333,913 77,043,597 78,252,513 78,269,283 Weighted-Average Common Shares Outstanding, Diluted 76,491,356 78,025,668 79,063,393 78,445,515 Earnings Per Common Share, Basic $0.08 $0.12 $0.19 $0.00 Earnings Per Common Share, Diluted $0.08 $0.12 $0.19 $0.00 Non-Cash Stock Compensation Expense   1,254    2,080    2,056    4,402  Depreciation and Amortization   2,477    2,622    2,577    2,595  Credit Loss Expense (Benefit)   8,573    3,563    (286)    11,277  Distributable earnings before realized losses from loan sales and other loan resolutions $18,124 $17,619 $19,513 $18,463 Realized loss on loan write-offs related to loan sales and REO  conversions   (13,006)    —    —    —  Distributable Earnings $5,118 $17,619 $19,513 $18,463 Weighted-Average Common Shares Outstanding, Basic 76,333,913 77,043,597 78,252,513 78,269,283 Weighted-Average Common Shares Outstanding, Diluted 76,491,356 78,025,668 79,063,393 78,445,515 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Basic $0.24 $0.23 $0.25 $0.24 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Diluted $0.24 $0.23 $0.25 $0.24 Distributable Earnings per Common Share, Basic $0.07 $0.23 $0.25 $0.24 Distributable Earnings per Common Share, Diluted $0.07 $0.23 $0.25 $0.24 2. For the three  months ended  June 30, 2022,  capital loss  carryforwards  were utilized to  offset a $13.3  million taxable  gain realized from  the partial sale of  an REO Property 2. GAAP Gain on sale of  real estate owned, net  includes the impact of  $5.1 million of  depreciation and  amortization expense  recognized in previous  quarters. For purposes  of Distributable  Earnings, depreciation  and amortization  expense on real estate  owned is an add back  in the quarter  recognized.  Accordingly, in the  reporting period sold,  the GAAP Gain on sale  of real estate owned,  net must be reduced  by the accumulated  depreciation and  amortization expense  previously recognized.

Supplemental Information| 3Q 2026 17TPG RE Finance Trust, Inc.| NYSE: TRTX All amounts in thousands except share and per share amounts  Consolidated Balance Sheets  September 30, 2026 December 31, 2025 ASSETS Cash and cash equivalents   $70,826    $87,613  Restricted cash   265    654  Collateralized loan obligation proceeds held at trustee   11,491    3,976  Accounts receivable from servicer/trustee   2,275    717  Accrued interest and fees receivable   31,149    28,430  Loans held for investment   4,916,375    4,103,022  Allowance for credit losses   (73,955)    (74,503)  Loans held for investment, net (includes $2,473,754 and $850,661, respectively, pledged as collateral under secured financing  agreements)   4,842,420    4,028,519  Real estate owned, net   255,213    224,386  Other assets   29,222    31,935  Total Assets $5,242,861 $4,406,230 LIABILITIES AND EQUITY Liabilities Accrued interest payable   $6,441    $6,751  Accrued expenses and other liabilities   13,692    15,884  Collateralized loan obligations, net   1,907,145    2,579,920  Secured financing agreements, net   1,782,403    618,470  Asset-specific financings, net   30,743    59,780  Mortgage loans payable, net   59,950    30,838  Term Loan B, net   393,268    —  Payable to affiliates   5,326    5,274  Deferred revenue   1,255    1,940  Dividends payable   18,512    19,350  Total Liabilities $4,218,735 $3,338,207 Commitments and Contingencies Stockholders' Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued  and outstanding, respectively) ($125 aggregate liquidation preference)   —    —  Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and  outstanding, respectively) ($201,250 aggregate liquidation preference)   8    8  Common stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 75,826,954 and  78,318,722 shares issued and outstanding, respectively)   76    78  Additional paid-in-capital   1,745,918    1,740,585  Accumulated deficit   (721,876)    (672,648)  Total Stockholders' Equity 1,024,126 1,068,023 Total Liabilities and Stockholders' Equity $5,242,861 $4,406,230

Supplemental Information| 3Q 2026 18TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Interest income and interest expense Interest income   $82,339    $77,106    $230,571    $215,819  Interest expense   (55,655)    (48,818)    (154,504)    (137,485)  Net interest income 26,684 28,288 76,067 78,334 Other revenue Other income, net   1,162    1,597    5,726    6,272  Revenue from real estate owned operations   8,078    7,956    25,447    26,466  Total other revenue 9,240 9,553 31,173 32,738 Other expenses Professional fees   1,522    1,783    4,311    4,175  General and administrative   890    998    2,753    3,088  Stock compensation expense   1,254    1,389    5,390    5,405  Servicing and asset management fees   380    647    1,155    1,661  Management fee   5,326    5,237    15,983    15,584  Expenses from real estate owned operations   8,509    8,293    24,044    28,899  Total other expenses 17,881 18,347 53,636 58,812 Gain on sale of real estate owned, net   —    —    —    6,970  Credit loss (expense) benefit, net   (8,573)    2,608    (11,850)    (2,594)  Income before income taxes 9,470 22,102 41,754 56,636 Income tax expense, net   (104)    (109)    (317)    (293)  Net income $9,366 $21,993 $41,437 $56,343 Preferred stock dividends and participating securities' share in earnings   (3,546)    (3,544)    (11,097)    (11,053)  Net Income Attributable to Common Stockholders $5,820 $18,449 $30,340 $45,290 Earnings per Common Share, Basic   $0.08    $0.23    $0.39    $0.57  Earnings per Common Share, Diluted   $0.08    $0.23    $0.39    $0.56  Weighted Average Number of Common Shares Outstanding Basic:   76,333,913    78,515,639    77,202,980    79,646,365  Diluted:   76,491,356    78,813,809    77,811,788    80,182,854  Dividends declared per common share   $0.24    $0.24    $0.72    $0.72  Other comprehensive income Net income   $9,366    $21,993    $41,437    $56,343  Comprehensive net income $9,366 $21,993 $41,437 $56,343

Supplemental Information| 3Q 2026 19TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable  Earnings  is  a  non-GAAP measure, which we define  as GAAP net  income  (loss)  attributable  to  our  common  stockholders,  including  realized  gains  and  losses  from  loan  write-offs,  loan  sales  and  other  loan  resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive  income  or  loss,  or  in  GAAP  net  income  (loss),  and  excluding  (i)  non-cash  stock  compensation  expense,  (ii)  depreciation  and  amortization  expense  (which  only  applies  to  debt  investments  related  to  real  estate  to  the  extend we  foreclose  upon  the  property  or  properties  underlying  such  debt  investments),  (iii)  unrealized  gains  (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income  (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute  at  least  90% of  our  net  taxable  income  annually,  subject  to  certain  adjustments  and  excluding  any  net  capital  gains,  for us  to  continue  to qualify  as a REIT  for U.S.  federal  income  tax purposes. We believe  that one of  the  primary  reasons  investors  purchase  our  common  stock  is  to  receive  our  dividends.  Because  of  our  investors’  continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider  when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps  us  to  evaluate  our  performance  excluding  the  effects  of  certain  transactions  and  GAAP  adjustments  that  we  believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but  only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting  period. ▪ Distributable  Earnings  does  not  represent  net  income  (loss)  or  cash  generated  from  operating  activities  and  should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from  operations,  a measure  of  our  liquidity,  or  an  indication  of  funds  available  for  our  cash  needs.  In  addition,  our  methodology  for  calculating  Distributable  Earnings  may  differ  from  the  methodologies  employed  by  other  companies to calculate the same or similar supplemental performance measures, and accordingly, our reported  Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.  Distributable Earnings

Definitions (cont.)

Leverage

- Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders' equity, at period end.
- Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, mortgage loans payable, Term Loan B and Revolver plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders' equity, at period end.

Financing Sources

- Secured Debt Agreements - Represents total outstanding borrowings under secured credit agreements, a secured revolving credit facility, and mortgage loans payable, at period end.
- Securitized Debt - Represents total outstanding borrowings under collateralized loan obligations, at period end.
- Asset-Specific Debt - Represents total outstanding borrowings under asset-specific financing arrangements, at period end.
- Corporate Debt - Represents total outstanding borrowings under Term Loan B and Revolver, at period end.

Deferred Fundings

- Fundings to borrowers that are made under existing loan commitments after a loan closing date.

Geographic Diversity

- TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at September 30, 2026 follows (dollars in millions):

Region	Form 10-Q	Reclassification	Supplemental	% Total Commitment
East	$991.8	$191.7	$1,183.5	22.9%
South	1,210.4	(1,210.4)	—	—
West	1,804.1	169.1	1,973.2	38.2%
Midwest	347.6	283.1	630.7	12.2%
Southeast	—	724.6	724.6	14.0%
Southwest	—	656.8	656.8	12.7%
Various	814.8	(814.8)	—	—
Total	**$5,168.7**	$—	**$5,168.7**	**100.0%**

Note: Totals may not sum due to rounding

TPG RE Finance Trust, Inc.| NYSE: TRTX Supplemental Information| 3Q 2026 20

Supplemental Information| 3Q 2026 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except  for  construction  loans,  LTV  is  calculated  for  loan  originations  and  existing  loans  as  the  total  outstanding  principal  balance of  the  loan or participation  interest  in a  loan  (plus any  financing  that  is pari passu with or  senior  to  such  loan or  participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such  loan  or  participation  interest.  For  construction  loans  only,  LTV  is  calculated  as  the  total  commitment  amount  of  the  loan  divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects  our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest  in a loan, of the real  estate  value  underlying  such  loan  or  participation  interest  determined  in  accordance  with  our  Manager’s  underwriting  standards and consistent with third-party appraisals obtained by our Manager. Loan-to-Value (LTV) ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are  commonly  conditioned  on  the  borrower’s  satisfaction  of  certain  collateral  performance  tests.  The  related  business  plan  generally  involves  little or no capital expenditure  related  to base building work  (e.g., building mechanical  systems,  lobbies,  elevators, common areas, or other amenities), with most deferred fundings related to leasing activity.  The primary focus is on  maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment,  which  fundings  are  commonly  conditioned  on  the  borrower’s  completion  of  specified  improvements  to  the  property  or  satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy  to  achieve  stabilized  occupancy  and  cash  flow.  Capital  expenditure  is  primarily  to  fund  leasing  commissions  and  tenant  improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%.  Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized  occupancy. ▪ Moderate  Transitional  Loan  -  A  transitional  loan with  deferred  fundings  greater  than  20%  of  the  total  loan  commitment,  which  fundings  are  commonly  conditioned  on  the  borrower’s  completion  of  specified  improvements  to  the  property  or  satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base  building  work  needed  before  substantial  leasing  activity  can  be  achieved,  followed  by  capital  expenditure  for  tenant  improvements  and  leasing  commissions  to  achieve  stabilized  occupancy  and  cash  flow.  Deferred  fundings  may  also  be  budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or  the horizontal development of commercial land. Loan Category

Supplemental Information| 3Q 2026 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and  (b)  no  single  use  represents  more  than  60%  of  the  collateral  property’s  total  value.  In  certain  instances,  TRTX’s  classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net  operating income. ▪ Life Science: TRTX classifies a  loan as  life science  if more  than 60% of  the gross  leasable area  is  leased to, or will be  converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light  manufacturing  space  used  in  support  of  biotechnology,  pharmaceuticals,  biomedical  technologies,  life  systems  technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, whereby no  single  factor on  its  own, whether quantitative or qualitative,  is  given more weight  than others.  The  factors  that  the  Company considers in connection with this evaluation are grouped as follows: (i) loan and credit structure, including the  as-is  LTV;  (ii)  quality  and  stability  of  real  estate  value  and  operating  cash  flow,  including  debt  yield,  property  type,  dynamics  of  the  geography,  local market,  physical  condition,  stability  of  cash  flow,  leasing  velocity  and  quality  and  diversity  of  tenancy;  (iii)  performance  against  underwritten business plan;  (iv)  the  frequency  and materiality  of  loan  modifications  or  waivers  occasioned  by  unfavorable  variances  between  the  underwritten  business  plan  and  actual  performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing or sale of  the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on  a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a  principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when  specific circumstances warrant an exception.

Supplemental Information| 3Q 2026 23TPG RE Finance Trust, Inc.| NYSE: TRTX Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Brandon Fox Interim Chief Financial Officer and  Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com  External Affairs Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BofA Securities Eric Dray +1 (646) 855-5780 Citizens JMP Securities Steven DeLaney +1 (212) 906-3517 Wells Fargo Donald Fandetti +1 (212) 214-8069 JP Morgan Richard Shane   +1 (415) 315-6701 BTIG Thomas Catherwood +1 (212) 738-6140 Raymond James Gabe Poggi +1 (571) 227-9641 Transfer Agent Equiniti Trust Company, LLC +1 (800) 937-5449 HelpAST@equiniti.com TPG  RE  Finance  Trust,  Inc.  is  a  commercial  real  estate  finance  company  that  originates,  acquires,  and  manages  primarily  first  mortgage  loans  secured  by  institutional  properties  located  in  primary  and  select  secondary  markets  in  the  United  States.  The  Company  is  externally managed  by  TPG RE  Finance  Trust Management,  L.P.,  a  part  of  TPG Real  Estate, which  is  the  real  estate  investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG).  For more information regarding TRTX, visit www.tpgrefinance.com.